RYDER SCOTT COMPANY                                           Fax (713) 651-0849
PETROLEUM ENGINEERS
1100 Louisiana  Suite 3800   Houston, Texas 77002-5218  Telephone (713) 651-9191







                      CONSENT OF PETROLEUM ENGINEERING FIRM



     We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 1997 for Geodyne Institutional/Pension Energy Income Limited Partnership P-7.


                                          //s// Ryder Scott Company
                                                 Petroleum Engineers

                                          RYDER SCOTT COMPANY
                                          PETROLEUM ENGINEERS




Houston, Texas
January 13, 1998